UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2017 (August 24, 2017)

CM Finance Inc

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Lexington Avenue, 26th Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Prior independent registered public accounting firm

On August 24, 2017, the Company informed Ernst & Young LLP (“EY”) that the Company had dismissed EY as the Company’s independent registered public accounting firm, effective upon completion of the audit of the Company’s financial statements as of and for the year ending June 30, 2017. The decision was approved by the Audit Committee of the Board of Directors (the “Board”).

EY’s reports on the Company’s financial statements for the fiscal years ended June 30, 2016 and 2015 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent period preceding August 24, 2017, there were no (a) disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company requested EY to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not EY agrees with the above disclosures. A copy of EY’s letter, stating it agrees with the statements in this Item 4.01 of this Form 8-K, is filed concurrently herewith as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

The Audit Committee of the Board conducted a review of the selection of the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. As part of this process, the Company contacted several other independent registered public accounting firms and solicited input from them on their ability to provide the audit services that the Company requires. The Company contacted these other independent registered public accounting firms and requested proposals related to the audit of the Company’s annual financial statements for the fiscal year ending June 30, 2018.

On August 24, 2017, the Audit Committee of the Board appointed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. The appointment of RSM is subject to their normal client acceptance procedures.

During the Company’s fiscal years ended June 30, 2017 and 2016, and through August 24, 2017, the Company did not consult with RSM regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and RSM did not provide any written report or oral advice that EY concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2017	CM FINANCE INC

	By:	/s/ Rocco DelGuercio
		Name:	Rocco DelGuercio
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP